CARILLON SERIES TRUST
Carillon Chartwell Mid Cap Value Fund
Carillon Chartwell Small Cap Growth Fund
Carillon Chartwell Small Cap Value Fund
Carillon Chartwell Income Fund
Carillon Chartwell Short Duration High Yield Fund
Carillon Chartwell Short Duration Bond Fund
(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED DECEMBER 1, 2023 TO THE PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2023, AS PREVIOUSLY AMENDED OR SUPPLEMENTED

The Board of Trustees of Carillon Series Trust has approved, based upon the recommendation of Carillon Tower Advisers, Inc. (“Carillon Tower”), the Funds’ investment adviser:  (i) the creation and registration of Class I, a new share class of the Funds; (ii) the combination of the Class Chartwell shares of the Funds into Class I shares; and (iii) the termination of the Class Chartwell shares of the Funds. The combination and termination of the Class Chartwell shares will become effective on or about the close of business on April 26, 2024 (the “Combination Date”).  The Class I shares will be registered with the U.S. Securities and Exchange Commission prior to the Combination Date.  This supplement is not intended to serve as an offering of Class I shares to any person.

Effective April 29, 2024, the Funds will no longer accept purchases of Class Chartwell shares.  Any purchases of Class Chartwell shares received after April 26, 2024, such as those pursuant to a reinvestment of dividends or a periodic investment program, will be invested in Class I shares.

No action is needed on your part.  Each Class Chartwell shareholder will receive Class I shares in an amount equal to the value of the shareholder’s Class Chartwell shares as of the Combination Date. The net annual fund operating expenses of Class I shares are expected to be the same as the net annual fund operating expenses of the Class Chartwell shares.  No sales charges will be imposed in connection with the combination.  The Class I shares are expected to be identical to those of other series of Carillon Series Trust, and to have the following characteristics:

•	Front-End Sales Load: Class I shares will have no front-end sales load.
•	Contingent Deferred Sales Charge (“CDSC”): Class I shares will have no CDSC.
•	Minimum Purchase Amount: For individual investors, the minimum initial purchase will be $10,000, while fee-based plan sponsors set their own minimum requirements.
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Eligibility:  Class I shares will be available to individual investors and qualified institutions with a minimum investment of $10,000. A Fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.  Class I shares also will be available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Funds’ distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases will be set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.  Class I shares may be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in the Class I shares through such a firm may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary. Because the Funds are not parties to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Class I shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for each applicable Fund nor are they reflected in the performance information shown in the prospectus for the Funds because they are not charged by the Fund.

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Distribution Expenses Pursuant to Rule 12b-1:  The Funds will adopt a distribution plan for Class I shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The distribution plan will allow a Fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  The Funds will not incur any direct distribution expenses related to Class I shares.  However, Carillon Tower or any third party may make payments for the sale and distribution of Class I shares from its own resources.

Prior to the Combination Date, shareholders of Class Chartwell shares may exchange or redeem their investments as described in the Funds’ Prospectus.  No sales charges or redemption fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.  For federal income tax purposes, the combination of shares of one share class of a Fund into shares of a different share class of a Fund is not expected to result in the realization of a capital gain or loss.  You should consult your tax adviser to discuss the combination and determine its tax consequences.

For more information, please contact us at 1.800.421.4184.  If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE